UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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4) Date Filed:

May 20, 2013
Update to Proposed Invesco Fund Reorganizations
Shareholder meetings for Invesco Constellation Fund, Invesco High Yield Securities Fund and Invesco Leaders Fund have been adjourned to July 2, 2013, to allow time for continued voting. Invesco Dynamics Fund, Invesco Leisure Fund and Invesco Municipal Bond Fund received the votes necessary to proceed with their proposed reorganizations on April 24, 2013, and they will close on July 15, 2013.
Additionally, all funds targeted for reorganization will enter limited offering status prior to the open of business on May 31, 2013. Specific fund information is in the tables below.
Key Dates
■	July 2, 2013

Shareholder meeting for adjourned funds

■	May 31, 2013

Target funds will enter limited offering status prior to open of business

■	July 15, 2013

Anticipated close date for approved funds
Approved Fund Reorganizations

Target Fund/Class	CUSIP	Ticker	Acquiring Fund/Class	CUSIP	Ticker

Invesco Dynamics Fund			Invesco Mid Cap Growth Fund
Class A Shares	00142C284	IDYAX	Class A Shares	00143M596	VGRAX
Class B Shares	00142C276	IDYBX	Class B Shares	00143M588	VGRBX
Class C Shares	00142C268	IFDCX	Class C Shares	00143M570	VGRCX
Class R Shares	00142C250	IDYRX	Class R Shares	00143M562	VGRRX
Class R5 Shares	00142C292	IDICX	Class R5 Shares	00143M547	VGRJX
Class R6 Shares	001421627	IDYFX	Class R6 Shares	00143N107	VGRFX[1]
Class Y Shares	00142C227	IDYYX	Class Y Shares	00143M554	VGRDX
Investor Class Shares	00142C243	FIDYX	Class A Shares	00143M596	VGRAX

Invesco Municipal Bond Fund			Invesco Municipal Income Fund
Class A Shares	00142C763	AMBDX	Class A Shares	001419555	VKMMX
Class B Shares	00142C755	AMBBX	Class B Shares	001419548	VMIBX
Class C Shares	00142C748	AMBCX	Class C Shares	001419530	VMICX
Class Y Shares	00142C151	AMBYX	Class Y Shares	001419522	VMIIX
Investor Class Shares	00142C581	AMBIX	Investor Class Shares	001419456	VMINX[2]

Invesco Leisure Fund			Invesco American Franchise Fund
Class A Shares	00142F758	ILSAX	Class A Shares	00142J578	VAFAX
Class B Shares	00142F741	ILSBX	Class B Shares	00142J560	VAFBX
Class C Shares	00142F733	IVLCX	Class C Shares	00142J552	VAFCX
Class R Shares	00142F485	ILSRX	Class R Shares	00141A453	VAFRX
Class Y Shares	00142F436	ILSYX	Class Y Shares	00142J545	VAFIX
Investor Class Shares	00142F766	FLISX	Class A Shares	00142J578	VAFAX

Adjourned Fund Reorganizations

Target Fund/Class	CUSIP	Ticker	Acquiring Fund/Class	CUSIP	Ticker

Invesco Constellation Fund			Invesco American Franchise Fund
Class A Shares	001413202	CSTGX	Class A Shares	00142J578	VAFAX
Class B Shares	001413772	CSTBX	Class B Shares	00142J560	VAFBX
Class C Shares	001413798	CSTCX	Class C Shares	00142J552	VAFCX
Class R Shares	001413434	CSTRX	Class R Shares	00141A453	VAFRX
Class R5 Shares	001413509	CSITX	Class R5 Shares	00141A446	VAFNX
Class Y Shares	00141B501	CSTYX	Class Y Shares	00142J545	VAFIX

Invesco High Yield Securities Fund			Invesco High Yield Fund
Class A Shares	001421403	HYLAX	Class A Shares	00142C706	AMHYX
Class B Shares	001421502	HYLBX	Class A Shares	00142C706	AMHYX
Class C Shares	001421601	HYLCX	Class C Shares	00142C888	AHYCX
Class Y Shares	001421700	HYLDX	Class Y Shares	00142C193	AHHYX

Invesco Leaders Fund			Invesco Growth Allocation Fund
Class A Shares	00888W718	VLFAX	Class A Shares	00141M549	AADAX
Class B Shares	00888W692	VLFBX	Class B Shares	00141M531	AAEBX
Class C Shares	00888W684	VLFCX	Class C Shares	00141M523	AADCX
Class Y Shares	00888W676	VLFIX	Class Y Shares	00888U613	AADYX

1	Please note that the symbol for Class R6 Shares of Invesco Mid Cap Growth Fund is proposed.

2	Please note that the symbol for Investor Class Shares of Invesco Municipal Income Fund is proposed.
Who may invest in the funds during the limited offering?
In general, the funds will be closed to new investors. The table below provides details on who is eligible to make investments in the funds.
Invesco’s Limited Offering Policy

Investment type	Limited offering availability

Subsequent purchases or new accounts for existing investors	Open

New investors (including Individual Retirement Accounts and Employer Sponsored IRAs)	Closed

New participants in existing Employer Sponsored Retirement and Benefit Plans (excluding Individual Retirement Accounts and Employer Sponsored IRAs)	Open

New investors in existing brokerage firm wrap programs	Open

Portfolio managers and the management team of the fund	Open
Contact us
Should you have questions, please contact your financial advisor for more information. Financial professionals should contact Invesco at:

National Wirehouse	Independent Advisor	Institutional and Insurance Sales
800-998-4246	800-337-4246	800-410-4246

Broker Dealer	Retirement Division	Registered Investment Adviser
800-421-0807	800-370-1519	800-421-4023

Client Services	Closed-End Funds	Global Liquidity
800-959-4246	800-341-2929	800-659-1005, option 2

Explore Intentional Investing with Invesco®
At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

Manage investments.	Provide choices.	Connect with our clients.
Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.	We offer investment strategies across all major asset classes and deliver them through a variety of vehicles to meet your needs.[1]	We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisors.

1	Not all investors are eligible to invest in each investment vehicle. Invesco Advisers, Inc. is an investment advisor; it provides investment advisory services and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco’s retail products. Both entities are indirect, wholly owned subsidiaries of Invesco Ltd.
About risk
For complete details about the risks associated with each fund listed, see the prospectus and shareholder reports.
FOR US USE ONLY
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.
     Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.
invesco.com/us  IFPA-FLY-10-E  05/13     7687     Invesco Distributors, Inc.

Proxy Voting Information
Invesco Retail Funds
Proxy statements were mailed on or about February 25, 2013 to shareholders of record as of the close of business on January 24, 2013 for the Invesco Funds. The purpose of the proxy statement is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
[Drop down box with the funds listed below]
Invesco Constellation Fund
Invesco High Yield Securities Fund
Invesco Leaders Fund
The Shareholder Meeting was held on April 24, 2013, as scheduled, adjourned until May 20, 2013, and adjourned again until July 2, 2013 at 10:00 a.m. Central time in order to solicit additional votes. The reconvened meeting will be held at the same location. Although the shareholder meeting has been adjourned until July 2, 2013, you still have time to vote your Fund’s shares.
How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

You may vote your shares at www.proxy-direct.com. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.		Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The shareholder meeting for the Invesco Retail Funds will be held on July 2, 2013 at 10:00 a.m. CT. Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting.

If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Investor Home > Accounts & Services > Retail Proxy Voting	Tools:

Account Access
Retirement Plan
Manager (RPM)
Service Center
Tax Center
Retail Proxy Voting
Invesco Constellation Fund
1.	Please read the proxy statement (for retail shares) (for R5 and/or R6 shares) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report
Invesco High Yield Securities Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report
Invesco Leaders Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report

QUESTIONS & ANSWERS FOR:
Invesco Constellation Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE ADJOURNMENT MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco American Franchise Fund (the “Acquiring Fund”), a series of AIM Counselor Series Trust (Invesco Counselor Series Trust), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the July 2, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on July 2, 2013 at 10:00 a.m. Central Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco High Yield Securities Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE ADJOURNMENT MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco High Yield Fund (the “Acquiring Fund”), a series of AIM Investment Securities Funds (Invesco Investment Securities Funds), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the July 2, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on July 2, 2013 at 10:00 a.m. Central Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco Leaders Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE ADJOURNMENT MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco Growth Allocation Fund (the “Acquiring Fund”), a series of AIM Growth Series (Invesco Growth Series), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the July 2, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on July 2, 2013 at 10:00 a.m. Central Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.
If you have questions regarding the Invesco Retail Funds Shareholder Meeting Press 1.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 2.

OPTION 1	Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Joint Special Meeting of Shareholders for the Invesco Retail Funds which has been adjourned until 10:00 a.m. Central Time on July 2, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling Invesco.

IMPORTANT NOTICE
Shareholder Meeting Adjourned to July 2, 2013
Invesco Constellation Fund
Over the past few months we distributed proxy materials regarding the Special Meeting of Shareholders for the Invesco Constellation Fund. This meeting, which was originally scheduled for April 24, 2013 and adjourned to May 20, 2013, has been adjourned again, to July 2, 2013 at 10:00 a.m. Central Time. The meeting is being adjourned due to the lack of votes necessary to act on the proposal.
•	IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, it is important that you cast your vote now by utilizing the options provided on the enclosed proxy card. If you have any questions regarding the proposal, or need assistance with voting, please call the proxy soliciting agent at 1-866-438-4810 Monday through Friday between 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time.
IN AN EFFORT TO AVOID INCURRING ANY FURTHER FUND EXPENSES, WE ARE
ASKING YOU TO PLEASE TAKE A MOMENT RIGHT NOW TO SUBMIT YOUR
VOTE.
•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the instructions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own and no matter how you vote on the proposal. In order for your vote to be represented, we must receive your voting instructions prior to July 2, 2013. You may also attend the Special Meeting and vote in person in accordance with the instructions in the proxy materials.
24268 ADJ2

IMPORTANT NOTICE
Shareholder Meeting Adjourned to July 2, 2013
Invesco High Yield Securities Fund
Over the past few months we distributed proxy materials regarding the Special Meeting of Shareholders for the Invesco High Yield Securities Fund. This meeting, which was originally scheduled for April 24, 2013 and adjourned to May 20, 2013, has been adjourned again, to July 2, 2013 at 10:00 a.m. Central Time. The meeting is being adjourned due to the lack of votes necessary to act on the proposal.
•	IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, it is important that you cast your vote now by utilizing the options provided on the enclosed proxy card. If you have any questions regarding the proposal, or need assistance with voting, please call the proxy soliciting agent at 1-866-438-4810 Monday through Friday between 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time.
IN AN EFFORT TO AVOID INCURRING ANY FURTHER FUND EXPENSES, WE ARE
ASKING YOU TO PLEASE TAKE A MOMENT RIGHT NOW TO SUBMIT YOUR
VOTE.
•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the instructions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own and no matter how you vote on the proposal. In order for your vote to be represented, we must receive your voting instructions prior to July 2, 2013. You may also attend the Special Meeting and vote in person in accordance with the instructions in the proxy materials.
24268 ADJ2 HYS

IMPORTANT NOTICE
Shareholder Meeting Adjourned to July 2, 2013
Invesco Leaders Fund
Over the past few months we distributed proxy materials regarding the Special Meeting of Shareholders for the Invesco Leaders Fund. This meeting, which was originally scheduled for April 24, 2013 and adjourned to May 20, 2013, has been adjourned again, to July 2, 2013 at 10:00 a.m. Central Time. The meeting is being adjourned due to the lack of votes necessary to act on the proposal.
•	IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, it is important that you cast your vote now by utilizing the options provided on the enclosed proxy card. If you have any questions regarding the proposal, or need assistance with voting, please call the proxy soliciting agent at 1-866-438-4810 Monday through Friday between 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time.
IN AN EFFORT TO AVOID INCURRING ANY FURTHER FUND EXPENSES, WE ARE
ASKING YOU TO PLEASE TAKE A MOMENT RIGHT NOW TO SUBMIT YOUR
VOTE.
•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the instructions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own and no matter how you vote on the proposal. In order for your vote to be represented, we must receive your voting instructions prior to July 2, 2013. You may also attend the Special Meeting and vote in person in accordance with the instructions in the proxy materials.
24268 ADJ2 Leaders